Office Properties Income Trust Exhibit 99.2 Primary Tenant: GSA - Bureau of Safety and Environmental Enforcement Atlantic Corporate Park, Sterling, VA Two Buildings, Square Feet: 220,995 First Quarter 2020 Supplemental Operating and Financial Data All amounts in this report are unaudited.

TABLE OF CONTENTS

TABLE OF CONTENTS

OFFICE PROPERTIES INCOME TRUST

	PAGE
CORPORATE INFORMATION	
Company Profile	4
Investor Information	5
Research Coverage	6
FINANCIALS	
Key Financial Data	8
Condensed Consolidated Balance Sheets	9
Condensed Consolidated Statements of Income	10
Debt Summary	12
Debt Maturity Schedule	13
Leverage Ratios, Coverage Ratios and Public Debt Covenants	14
Capital Expenditures Summary	15
Property Acquisitions and Dispositions Information Since January 1, 2020	16
Investments in Unconsolidated Joint Ventures	17
Calculation and Reconciliation of Property NOI and Property Cash Basis NOI	18
Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI	19
Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	20
Calculation of FFO, Normalized FFO and CAD	21
PORTFOLIO INFORMATION	
Summary Same Property Results	23
Occupancy and Leasing Summary	24
Tenant Diversity and Credit Characteristics	25
Tenants Representing 1% or More of Total Annualized Rental Income	26
Lease Expiration Schedule	27
NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS	28
WARNING CONCERNING FORWARD-LOOKING STATEMENTS	30

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

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CORPORATE INFORMATION Primary Tenant: Micron Technology, Inc. Folsom Corporate Center, Folsom, CA One Building, Square Feet: 96,022 Office Properties Income Trust Supplemental Operating and Financial Data, March 31, 2020

COMPANY PROFILE

COMPANY PROFILE

OFFICE PROPERTIES INCOME TRUST

The Company:

Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating and leasing properties primarily leased to single tenants and those with high credit quality characteristics like government entities. The majority of our properties are office buildings. OPI is a component of 46 market indices and it comprises more than 1% of the following indices as of March 31, 2020: BI North America Office REIT Valuation Peers (BROFFRTV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Hartford Risk-Optimized Multifactor REITTR Index (LROREX), Bloomberg Reit Office Property Index (BBREOFPY) and Solactive US Small Cap High Dividend Index (SOLSMHD).

Management:

OPI is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing OPI, RMR manages Diversified Healthcare Trust, a REIT that owns high-quality, private-pay healthcare properties like medical office and life science properties, senior living communities and wellness centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, which is in the process of converting from a registered investment company to a publicly traded mortgage REIT, and Tremont Mortgage Trust, a publicly traded mortgage REIT, both of which will focus on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund LP, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of March 31, 2020, RMR had $32.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 50,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 219-1440

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: OPI
Senior Unsecured Notes due 2046: OPINI

Issuer Ratings:

Moody's: Baa3
S&P Global: BBB-

Key Data (As of and For the Quarter Ended March 31, 2020):

(dollars and sq. ft. in thousands)

Total properties (1)	184
Total sq. ft. (1)	24,906
Percent leased (1)	91.5%
Q1 2020 rental income	$ 149,885
Q1 2020 net income	$ 10,840
Q1 2020 Normalized FFO	$ 67,550
Q1 2020 CAD	$ 47,366

(1) Excludes three properties owned by two unconsolidated joint ventures.

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INVESTOR INFORMATION Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy INVESTOR INFORMATION INVESTOR Managing Trustee Chair of the Board & Managing Trustee Executive Officers David M. Blackman Matthew C. Brown Christopher J. Bilotto President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President Contact Information Investor Relations Inquiries Office Properties Income Trust Financial inquiries should be directed to Matthew C. Brown, Two Newton Place Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 219-1440 Newton, MA 02458-1634 or mbrown@opireit.com (617) 219-1410 info@opireit.com Investor and media inquiries should be directed to www.opireit.com Olivia Snyder, Manager, Investor Relations, at (617) 219-1410 or osnyder@opireit.com Office Properties Income Trust 5 Supplemental Operating and Financial Data, March 31, 2020

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR BofA Securities Bryan Maher James Feldman bmaher@brileyfbr.com James.Feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Mizuho Securities Aaron Hecht Omotayo Okusanya RESEARCH COVERAGE ahecht@jmpsecurities.com Omotayo.Okusanya@mizuhogroup.com (415) 835-3963 (646) 949-9672 Morgan Stanley RBC Capital Markets Vikram Malhotra Michael Carroll vikram.malhotra@morganstanley.com Michael.Carroll@rbccm.com (212) 761-7064 (440) 715-2649 Rating Agencies Moody’s Investors Service S&P Global Lori Marks Nicolas Villa Lori.marks@moodys.com nicolas.villa@spglobal.com (212) 553-0376 (212) 438-1534 OPI is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Office Properties Income Trust 6 Supplemental Operating and Financial Data, March 31, 2020

FINANCIALS Primary Tenant: Center for International Private Enterprise 1211 Connecticut Avenue, NW, Washington, DC One Building, Square Feet: 132,690 Office Properties Income Trust Supplemental Operating and Financial Data, March 31, 2020

KEY FINANCIAL DATA

OFFICE PROPERTIES INCOME TRUST

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and for the Three Months Ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Selected Balance Sheet Data:					
Total gross assets	$ 4,431,934	$ 4,580,792	$ 4,735,814	$ 5,198,382	$ 5,313,886
Total assets	$ 4,028,705	$ 4,193,136	$ 4,360,249	$ 4,804,322	$ 4,927,198
Total liabilities	$ 2,338,331	$ 2,487,382	$ 2,693,636	$ 3,107,836	$ 3,140,194
Total shareholders' equity	$ 1,690,374	$ 1,705,754	$ 1,666,613	$ 1,696,486	$ 1,787,004
Selected Income Statement Data:					
Rental income	$ 149,885	$ 160,184	$ 167,411	$ 176,032	$ 174,777
Net income (loss)	$ 10,840	$ 65,029	$ (3,939)	$ (64,774)	$ 34,019
Property NOI	$ 100,186	$ 103,158	$ 108,693	$ 120,723	$ 116,868
Adjusted EBITDA*re*	$ 94,213	$ 96,513	$ 102,886	$ 114,897	$ 111,162
FFO	$ 64,268	$ 66,443	$ 69,455	$ 79,081	$ 72,275
Normalized FFO	$ 67,550	$ 66,443	$ 69,739	$ 79,250	$ 73,273
CAD	$ 47,366	$ 39,744	$ 38,624	$ 56,719	$ 53,519
Rolling four quarter CAD (1)	$ 182,453	$ 188,606	N/A	N/A	N/A
Per Common Share Data (basic and diluted):					
Net income (loss)	$ 0.23	$ 1.35	$ (0.08)	$ (1.35)	$ 0.71
FFO	$ 1.34	$ 1.38	$ 1.44	$ 1.65	$ 1.50
Normalized FFO	$ 1.40	$ 1.38	$ 1.45	$ 1.65	$ 1.53
CAD	$ 0.98	$ 0.83	$ 0.80	$ 1.18	$ 1.11
Rolling four quarter CAD (1)	$ 3.79	$ 3.92	N/A	N/A	N/A
Dividends:					
Annualized dividends paid per share during the period	$ 2.20	$ 2.20	$ 2.20	$ 2.20	$ 2.20
Annualized dividend yield (at end of period)	8.1%	6.8%	7.2%	8.4%	8.0%
Normalized FFO payout ratio	39.3%	39.9%	37.9%	33.3%	35.9%
CAD payout ratio	56.1%	66.3%	68.8%	46.6%	49.5%
Rolling four quarter CAD payout ratio (1)	58.0%	56.1%	N/A	N/A	N/A

(1) Rolling four quarter CAD data prior to December 31, 2019 does not include a full four quarters of operations of the properties acquired as part of our acquisition of Select Income REIT on December 31, 2018 and therefore is not comparable.

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CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) March 31, December 31, 2020 2019 ASSETS Real estate properties: Land $ 843,418 $ 840,550 Buildings and improvements 2,672,467 2,652,681 Total real estate properties, gross 3,515,885 3,493,231 Accumulated depreciation (403,229) (387,656) Total real estate properties, net 3,112,656 3,105,575 Assets of properties held for sale — 70,877 Investments in unconsolidated joint ventures 39,429 39,756 Acquired real estate leases, net 689,512 732,382 Cash and cash equivalents 29,657 93,744 Restricted cash 4,349 6,952 Rents receivable 90,462 83,556 Deferred leasing costs, net 42,612 40,107 Other assets, net 20,028 20,187 Total assets $ 4,028,705 $ 4,193,136 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ 348,000 $ — Senior unsecured notes, net 1,619,528 2,017,379 Mortgage notes payable, net 244,252 309,946 Liabilities of properties held for sale — 14,693 Accounts payable and other liabilities 106,066 125,048 Due to related persons 7,973 7,141 Assumed real estate lease obligations, net 12,512 13,175 Total liabilities 2,338,331 2,487,382 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,200,929 and 48,201,941 shares issued and outstanding, respectively 482 482 Additional paid in capital 2,612,777 2,612,425 Cumulative net income 188,057 177,217 Cumulative other comprehensive loss (261) (200) Cumulative common distributions (1,110,681) (1,084,170) Total shareholders’ equity 1,690,374 1,705,754 Total liabilities and shareholders’ equity $ 4,028,705 $ 4,193,136 Office Properties Income Trust 9 Supplemental Operating and Financial Data, March 31, 2020

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except per share data) Three Months Ended March 31, 2020 2019 Rental income $ 149,885 $ 174,777 Expenses: Real estate taxes 16,807 18,392 Utility expenses 7,012 9,381 Other operating expenses 25,880 30,136 Depreciation and amortization 62,943 77,521 Loss on impairment of real estate (1) — 3,204 Acquisition and transaction related costs (2) — 584 General and administrative 7,109 8,723 Total expenses 119,751 147,941 Gain on sale of real estate (3) 10,756 22,092 Dividend income — 980 Gain on equity securities (4) — 22,128 Interest and other income 706 248 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,283 and $2,841, respectively) (27,159) (37,133) Loss on early extinguishment of debt (5) (3,282) (414) Income before income tax expense and equity in net losses of investees 11,155 34,737 Income tax expense (39) (483) Equity in net losses of investees (276) (235) Net income $ 10,840 $ 34,019 Weighted average common shares outstanding (basic) 48,095 48,031 Weighted average common shares outstanding (diluted) 48,095 48,046 Per common share amounts (basic and diluted): Net income $ 0.23 $ 0.71 Additional Data: CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED General and administrative expenses / total assets (at end of period) 0.18% 0.18% Non-cash straight line rent adjustments included in rental income $ 5,583 $ 6,794 Lease value amortization included in rental income $ (1,432) $ (1,147) Lease termination fees included in rental income $ 3 $ 294 Non-cash amortization included in other operating expenses (6) $ 121 $ 121 Non-cash amortization included in general and administrative expenses (6) $ 151 $ 151 See accompanying notes on the following page. Office Properties Income Trust 10 Supplemental Operating and Financial Data, March 31, 2020

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) (dollars in thousands) (1) Loss on impairment of real estate for the three months ended March 31, 2019 includes an adjustment of $2,757 to reduce the carrying value of one property to its estimated fair value less costs to sell and a $447 loss on impairment of real estate related to the sale of a portfolio of 34 properties. (2) Acquisition and transaction related costs for the three months ended March 31, 2019 consist of post-merger activity costs incurred in connection with our acquisition of Select Income REIT on December 31, 2018 in a merger transaction, or the Merger, and other related transactions. (3) Gain on sale of real estate for the three months ended March 31, 2020 represents a $10,756 net gain on the sale of six properties. Gain on sale of real estate for the three months ended March 31, 2019 represents a $22,092 gain on the sale of one property. (4) Gain on equity securities represents an unrealized gain to adjust the carrying value of our former investment in The RMR Group Inc., or RMR Inc., common stock to its fair value as of March 31, 2019. On July 1, 2019, we sold our investment in RMR Inc. common stock. (5) Loss on early extinguishment of debt for the three months ended March 31, 2020 includes prepayment fees related to the repayment of two secured mortgage notes, as well as write offs of the unamortized portion of certain discounts and issuance costs resulting from the early repayment of debt. Loss on early extinguishment of debt for the three months ended March 31, 2019 includes write offs of the unamortized portion of certain discounts and issuance costs resulting from the early repayment of debt. (6) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Office Properties Income Trust 11 Supplemental Operating and Financial Data, March 31, 2020

DEBT SUMMARY

DEBT SUMMARY (1)

OFFICE PROPERTIES INCOME TRUST

As of March 31, 2020

(dollars in thousands)

	Coupon Rate (2)	Interest Rate (3)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
$750,000 unsecured revolving credit facility (4) (5)	1.771%	1.771%	$ 348,000	1/31/2023	$ 348,000	2.8
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2022	4.150%	4.196%	300,000	2/1/2022	300,000	1.8
Senior unsecured notes due 2022	4.000%	4.000%	300,000	7/15/2022	300,000	2.3
Senior unsecured notes due 2024	4.250%	4.404%	350,000	5/15/2024	350,000	4.1
Senior unsecured notes due 2025	4.500%	4.770%	400,000	2/1/2025	400,000	4.8
Senior unsecured notes due 2046	5.875%	5.875%	310,000	5/1/2046	310,000	26.1
Subtotal / weighted average	4.550%	4.656%	1,660,000		1,660,000	7.6
Secured Fixed Rate Debt:						
Mortgage debt - One property in Washington, DC (6)	5.720%	3.690%	32,677	7/1/2020	32,462	0.3
Mortgage debt - One property in Philadelphia, PA	3.580%	4.220%	39,879	8/3/2020	39,635	0.3
Mortgage debt - One property in Lakewood, CO	8.150%	6.150%	1,360	3/1/2021	118	0.9
Mortgage debt - One property in Washington, DC	4.220%	4.190%	26,345	7/1/2022	24,668	2.3
Mortgage debt - Three properties in Seattle, WA	3.550%	4.210%	71,000	5/1/2023	71,000	3.1
Mortgage debt - One property in Chicago, IL	3.700%	4.210%	50,000	6/1/2023	50,000	3.2
Mortgage debt - One property in Washington, DC	4.800%	4.190%	24,005	6/1/2023	22,584	3.2
Subtotal / weighted average	4.094%	4.149%	245,266		240,467	2.2
Total / weighted average	4.072%	4.155%	$ 2,253,266		$ 2,248,467	6.3

See accompanying notes on the following page.

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DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE (1)

OFFICE PROPERTIES INCOME TRUST

As of March 31, 2020

(dollars in thousands)

Year	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total
2020	$ —	$ —	$ 74,423 (8)	$ 74,423
2021	—	—	1,541	1,541
2022	—	600,000	25,518	625,518
2023	348,000 (7)	—	143,784	491,784
2024	—	350,000	—	350,000
2025	—	400,000	—	400,000
2026 and thereafter	—	310,000	—	310,000
Total principal balance	348,000	1,660,000	245,266	2,253,266
Unamortized debt premiums, discounts and issuance costs	—	(40,472)	(1,014)	(41,486)
Total debt, net	$ 348,000	$ 1,619,528	$ 244,252	$ 2,211,780
Percent of total principal balance	15.4%	73.7%	10.9%	100.0%

(1) Excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for additional information regarding these joint ventures and related mortgage notes.
(2) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(3) Includes the effect of mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes the effect of debt issuance costs amortization.
(4) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of March 31, 2020 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility for two additional six month periods.
(5) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances.
(6) This mortgage note was prepaid at par plus accrued interest on April 1, 2020.
(7) Represents the amount, if any, outstanding under our revolving credit facility at March 31, 2020.
(8) Includes a mortgage note with a principal balance of $32,677 that was prepaid at par plus accrued interest on April 1, 2020.

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LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

OFFICE PROPERTIES INCOME TRUST

	As of and for the Three Months Ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Leverage Ratios:					
Net debt (1) / total gross assets	50.2%	50.0%	54.2%	56.8%	57.1%
Net debt (1) / gross book value of real estate assets	47.1%	48.9%	53.0%	57.0%	57.2%
Secured debt (1) / total assets	6.1%	7.8%	7.5%	6.8%	6.7%
Variable rate debt (1) / net debt (1)	15.7%	0.0%	8.2%	8.0%	10.4%
Coverage Ratios:					
Adjusted EBITDA*re* / interest expense	3.5x	3.2x	3.2x	3.3x	3.0x
Net debt (1) / annualized Adjusted EBITDA*re*	5.9x	5.9x	6.2x	6.8x	6.8x
Public Debt Covenants:					
Total debt (1) / adjusted total assets (maximum 60.0%)	47.1%	48.7%	51.2%	54.1%	54.9%
Secured debt (1) / adjusted total assets (maximum 40.0%)	5.1%	6.7%	6.4%	6.0%	5.9%
Consolidated income available for debt service / debt service (minimum 1.50x)	3.8x	3.5x	3.4x	3.5x	3.2x
Total unencumbered assets / unsecured debt (1) (minimum 150.0%)	208.1%	203.0%	192.4%	181.2%	178.5%

(1) Debt amounts represent the outstanding principal balance as of the date reported. Total debt excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures and related mortgage notes.

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CAPITAL EXPENDITURES SUMMARY

CAPITAL EXPENDITURES SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended [1]				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Tenant improvements	$ 2,967	$ 4,806	$ 8,749	$ 7,123	$ 4,912
Leasing costs	4,146	5,545	7,139	6,760	7,325
Building improvements	9,230	10,578	11,180	7,317	4,308
Recurring capital expenditures	16,343	20,929	27,068	21,200	16,545
Development, redevelopment and other activities	3,161	3,489	1,206	959	226
Total capital expenditures	$ 19,504	$ 24,418	$ 28,274	$ 22,159	$ 16,771
Average rentable sq. ft. during period [2]	25,316	26,508	28,300	29,722	31,017
Building improvements per average sq. ft. during period	$ 0.36	$ 0.40	$ 0.40	$ 0.25	$ 0.14

(1) Excludes capital expenditures related to three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures.

(2) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants.

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PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 (dollars and sq. ft. in thousands) ACQUISITIONS: On February 21, 2020, we acquired a property adjacent to a property we own in Boston, MA for a purchase price of $11,500, excluding acquisition related costs. DISPOSITIONS: Date Number of Gross Sold Location Properties Sq. Ft. Sales Price 1/8/2020 Stafford, VA 2 65 $ 14,063 1/24/2020 Windsor, CT 1 97 7,000 2/28/2020 Lincolnshire, IL 1 223 12,000 3/11/2020 Trenton, NJ 1 267 30,100 3/19/2020 Fairfax, VA 1 83 22,200 Total 6 735 $ 85,363 Office Properties Income Trust 16 PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2020 SINCE JANUARY AND DISPOSITIONS INFORMATION ACQUISITIONS PROPERTY Supplemental Operating and Financial Data, March 31, 2020

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

Unconsolidated Joint Ventures:

Joint Venture	OPI Ownership	OPI Investment at March 31, 2020	Number of Properties	Location	Square Feet	Occupancy at March 31, 2020	Weighted Average Lease Term at March 31, 2020 (1)
Prosperity Metro Plaza	51%	$ 22,405	2	Fairfax, VA	328,456	79.3%	3.7 years
1750 H Street, NW	50%	17,024	1	Washington, D.C.	115,411	100.0%	1.1 years
Total / Weighted Average		$ 39,429	3		443,867	84.7%	2.5 years

Outstanding Unconsolidated Debt:

Joint Venture	OPI Ownership	Interest Rate (2)	Maturity Date	Principal Balance at March 31, 2020 (3)	Annualized Debt Service	Balance at Maturity (3)	OPI Share of Principal Balance (4) at March 31, 2020
Prosperity Metro Plaza (5)	51%	4.090%	12/1/2029	$ 50,000	$ 2,045	$ 45,246	$ 25,500
1750 H Street, NW	50%	3.690%	8/1/2024	32,000	1,181	32,000	16,000
Total / Weighted Average		3.934%		$ 82,000	$ 3,226	$ 77,246	$ 41,500

Results of Operations - Unconsolidated Joint Ventures: (6)

	For the Three Months Ended March 31, 2020		
	Prosperity Metro Plaza	1750 H Street, NW	Total
Equity in losses of affiliates	$ (27)	$ (249)	$ (276)
Depreciation and amortization	581	660	1,241
Other expenses, net (7)	248	166	414
NOI (8)	802	577	1,379
Lease value amortization included in rental income (9)	(1)	34	33
Non-cash straight line rent adjustments included in rental income (9)	(2)	10	8
Cash Basis NOI (8)	$ 799	$ 621	$ 1,420
Distributions received by OPI	$ 51	$ —	$ 51

(1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the unconsolidated joint ventures' tenants pursuant to the lease agreements as of March 31, 2020, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint ventures by their tenants, and excluding lease value amortization.
(2) Includes the effect of interest rate protection and mark to market accounting.
(3) Reflects the entire balance of the debt secured by the properties and is not adjusted to reflect the part of the joint venture arrangement interests we do not own.
(4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us.
(5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date.
(6) Reflects our proportionate share of operating results for the three months ended March 31, 2020 based on our ownership percentage of the respective joint ventures.
(7) Includes interest expense, net of other income.
(8) We calculate NOI and Cash Basis NOI for our unconsolidated joint ventures in the same manner that we calculate Property NOI and Property Cash Basis NOI.
(9) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

Office Properties Income Trust
Supplemental Operating and Financial Data, March 31, 2020
17

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI [1]

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Calculation of Property NOI and Property Cash Basis NOI:					
Rental income	$ 149,885	$ 160,184	$ 167,411	$ 176,032	$ 174,777
Property operating expenses	(49,699)	(57,026)	(58,718)	(55,309)	(57,909)
Property NOI	100,186	103,158	108,693	120,723	116,868
Non-cash straight line rent adjustments included in rental income	(5,583)	(8,142)	(6,904)	(5,667)	(6,794)
Lease value amortization included in rental income	1,432	82	35	1,446	1,147
Lease termination fees included in rental income	(3)	(2)	(22)	(8,867)	(294)
Non-cash amortization included in property operating expenses [2]	(121)	(121)	(121)	(121)	(121)
Property Cash Basis NOI	$ 95,911	$ 94,975	$ 101,681	$ 107,514	$ 110,806
Reconciliation of Net Income (Loss) to Property NOI and Property Cash Basis NOI:					
Net income (loss)	$ 10,840	$ 65,029	$ (3,939)	$ (64,774)	$ 34,019
Equity in net losses of investees	276	686	196	142	235
Income tax (benefit) expense	39	269	156	(130)	483
Income (loss) before income tax expense and equity in net losses of investees	11,155	65,984	(3,587)	(64,762)	34,737
Loss on early extinguishment of debt	3,282	—	284	71	414
Interest expense	27,159	30,032	32,367	35,348	37,133
Interest and other income	(706)	(198)	(358)	(241)	(248)
(Gain) loss on equity securities, net	—	—	—	66,135	(22,128)
Dividend income	—	—	—	(980)	(980)
(Gain) loss on sale of real estate	(10,756)	(71,593)	(11,463)	17	(22,092)
General and administrative	7,109	7,271	7,990	8,744	8,723
Acquisition and transaction related costs	—	—	—	98	584
Loss on impairment of real estate	—	8,150	8,521	2,380	3,204
Depreciation and amortization	62,943	63,512	74,939	73,913	77,521
Property NOI	100,186	103,158	108,693	120,723	116,868
Non-cash amortization included in property operating expenses [2]	(121)	(121)	(121)	(121)	(121)
Lease termination fees included in rental income	(3)	(2)	(22)	(8,867)	(294)
Lease value amortization included in rental income	1,432	82	35	1,446	1,147
Non-cash straight line rent adjustments included in rental income	(5,583)	(8,142)	(6,904)	(5,667)	(6,794)
Property Cash Basis NOI	$ 95,911	$ 94,975	$ 101,681	$ 107,514	$ 110,806

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures.
(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, March 31, 2020
18

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1) (dollars in thousands) For the Three Months Ended CASH BASIS NOI 3/31/2020 3/31/2019 Reconciliation of Property NOI to Same Property NOI: Rental income $ 149,885 $ 174,777 Property operating expenses (49,699) (57,909) Property NOI 100,186 116,868 Less: NOI of properties not included in same property results (821) (17,401) Same Property NOI $ 99,365 $ 99,467 Calculation of Same Property Cash Basis NOI: Same Property NOI $ 99,365 $ 99,467 Add: Lease value amortization included in rental income 1,432 1,254 Less: Non-cash straight line rent adjustments included in rental income (5,530) (6,280) Lease termination fees included in rental income (3) (294) Non-cash amortization included in property operating expenses (2) (117) (96) Same Property Cash Basis NOI $ 95,147 $ 94,051 (1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures. (2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses. RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY NOI OF SAME PROPERTY AND CALCULATION RECONCILIATION Office Properties Income Trust 19 Supplemental Operating and Financial Data, March 31, 2020

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Net income (loss)	$ 10,840	$ 65,029	$ (3,939)	$ (64,774)	$ 34,019
Add (less): Interest expense	27,159	30,032	32,367	35,348	37,133
Income tax (benefit) expense	39	269	156	(130)	483
Depreciation and amortization	62,943	63,512	74,939	73,913	77,521
EBITDA	100,981	158,842	103,523	44,357	149,156
Add (less): Loss on impairment of real estate	—	8,150	8,521	2,380	3,204
(Gain) loss on sale of real estate	(10,756)	(71,593)	(11,463)	17	(22,092)
Distributions received from unconsolidated joint ventures	51	397	852	600	521
Equity in losses of unconsolidated joint ventures	276	350	280	272	639
EBITDA*re*	90,552	96,146	101,713	47,626	131,428
Add (less): Acquisition and transaction related costs (1)	—	—	—	98	584
General and administrative expense paid in common shares (2)	379	367	889	967	864
Loss on early extinguishment of debt	3,282	—	284	71	414
(Gain) loss on equity securities, net (3)	—	—	—	66,135	(22,128)
Adjusted EBITDA*re*	$ 94,213	$ 96,513	$ 102,886	$ 114,897	$ 111,162

(1) Acquisition and transaction related costs represent costs incurred in connection with the Merger and other related transactions.
(2) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR LLC.
(3) (Gain) loss on equity securities, net represents the adjustment required to adjust the carrying value of our former investment in RMR Inc. common stock to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock.

Office Properties Income Trust
Supplemental Operating and Financial Data, March 31, 2020
20

CALCULATION OF FFO, NORMALIZED FFO AND CAD

OFFICE PROPERTIES INCOME TRUST

CALCULATION OF FFO, NORMALIZED FFO AND CAD

(amounts in thousands, except per share data)

	For the Three Months Ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Net income (loss)	$ 10,840	$ 65,029	$ (3,939)	$ (64,774)	$ 34,019
Add (less): Depreciation and amortization:					
Consolidated properties	62,943	63,512	74,939	73,913	77,521
Unconsolidated joint venture properties	1,241	1,345	1,397	1,410	1,751
Loss on impairment of real estate	—	8,150	8,521	2,380	3,204
(Gain) loss on sale of real estate	(10,756)	(71,593)	(11,463)	17	(22,092)
(Gain) loss on equity securities, net (1)	—	—	—	66,135	(22,128)
FFO	64,268	66,443	69,455	79,081	72,275
Add (less): Acquisition and transaction related costs (2)	—	—	—	98	584
Loss on early extinguishment of debt	3,282	—	284	71	414
Normalized FFO	67,550	66,443	69,739	79,250	73,273
Add (less): Non-cash expenses (3)	79	76	611	695	592
Distributions from unconsolidated joint ventures	51	397	852	600	521
Depreciation and amortization - unconsolidated joint ventures	(1,241)	(1,345)	(1,397)	(1,410)	(1,751)
Equity in net losses of investees	276	686	196	142	235
Loss on early extinguishment of debt settled in cash	(1,138)	—	—	—	—
Non-cash straight line rent adjustments included in rental income	(5,583)	(8,142)	(6,904)	(5,667)	(6,794)
Lease value amortization included in rental income	1,432	82	35	1,446	1,147
Net amortization of debt premiums, discounts and issuance costs	2,283	2,476	2,560	2,863	2,841
Recurring capital expenditures	(16,343)	(20,929)	(27,068)	(21,200)	(16,545)
CAD	$ 47,366	$ 39,744	$ 38,624	$ 56,719	$ 53,519
Weighted average common shares outstanding (basic)	48,095	48,094	48,073	48,049	48,031
Weighted average common shares outstanding (diluted)	48,095	48,094	48,073	48,049	48,046
Per common share amounts (basic and diluted):					
Net income (loss)	$ 0.23	$ 1.35	$ (0.08)	$ (1.35)	$ 0.71
FFO	$ 1.34	$ 1.38	$ 1.44	$ 1.65	$ 1.50
Normalized FFO	$ 1.40	$ 1.38	$ 1.45	$ 1.65	$ 1.53
CAD	$ 0.98	$ 0.83	$ 0.80	$ 1.18	$ 1.11

(1) (Gain) loss on equity securities, net represents the adjustment required to adjust the carrying value of our former investment in RMR Inc. common stock to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock.

(2) Acquisition and transaction related costs represent post-merger activity costs incurred in connection with the Merger and other related transactions.

(3) Non-cash expenses include equity based compensation, adjustments recorded to capitalize interest expense and amortization of the liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our former investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively.

Office Properties Income Trust
Supplemental Operating and Financial Data, March 31, 2020
21

PORTFOLIO INFORMATION Tenant: CSG Systems International, Inc. 18010 and 18020 Burt Street, Omaha, NE Two Buildings, Square Feet: 202,566 Office Properties Income Trust Supplemental Operating and Financial Data, March 31, 2020

SUMMARY SAME PROPERTY RESULTS (dollars and sq. ft. in thousands) For the Three Months Ended 3/31/2020 3/31/2019 Properties (end of period) (1) 182 182 Total sq. ft. (2) 24,619 24,711 Percent leased 92.6% 93.2% Rental income $ 147,512 $ 148,595 Same Property NOI $ 99,365 $ 99,467 Same Property Cash Basis NOI $ 95,147 $ 94,051 Same Property NOI % margin 67.4% 66.9% Same Property Cash Basis NOI % margin 66.3% 65.6% Same Property NOI % change (0.1%) Same Property Cash Basis NOI % change 1.2% SUMMARY SAME PROPERTY RESULTS SAME PROPERTY SUMMARY (1) Includes one leasable land parcel as of March 31, 2020. (2) Subject to changes when space is remeasured or reconfigured for tenants. Office Properties Income Trust 23 Supplemental Operating and Financial Data, March 31, 2020

OCCUPANCY AND LEASING SUMMARY

OCCUPANCY AND LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Properties (end of period) (2)	184	189	200	209	212
Total sq. ft. (2)(3)	24,906	25,726	27,290	29,309	30,134
Percentage leased (3)	91.5%	92.4%	93.3%	91.6%	89.6%
Leasing Activity (sq. ft.): (3)					
New leases	81	41	95	122	121
Renewals	508	738	664	449	704
Total	589	779	759	571	825
% Change in GAAP Rent: (4)					
New leases	10.0%	1.2%	3.7%	(11.1%)	3.6%
Renewals	3.6%	0.3%	5.2%	(3.9%)	14.3%
Total	4.1%	0.4%	5.0%	(5.3%)	12.8%
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	10.8	5.6	9.2	8.0	8.8
Renewals	3.8	7.2	13.2	6.4	7.3
Total	4.8	7.1	12.7	6.7	7.5
Leasing Cost and Concession Commitments: (5)					
New leases	$ 6,160	$ 2,171	$ 8,275	$ 8,709	$ 13,591
Renewals	6,770	13,622	9,292	6,668	15,213
Total	$ 12,930	$ 15,793	$ 17,567	$ 15,377	$ 28,804
Leasing Cost and Concession Commitments per Sq. Ft.: (5)					
New leases	$ 75.98	$ 53.34	$ 87.46	$ 71.66	$ 112.00
Renewals	$ 13.32	$ 18.45	$ 13.98	$ 14.84	$ 21.60
Total	$ 21.94	$ 20.28	$ 23.14	$ 26.94	$ 34.89
Leasing Cost and Concession Commitments per Sq. Ft. per Year: (5)					
New leases	$ 7.04	$ 9.55	$ 9.52	$ 8.92	$ 12.79
Renewals	$ 3.49	$ 2.57	$ 1.06	$ 2.34	$ 2.98
Total	$ 4.60	$ 2.86	$ 1.82	$ 4.01	$ 4.67

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures.
(2) Includes one leasable land parcel as of March 31, 2020, December 31, 2019, September 30, 2019 and June 30, 2019, and two leasable land parcels as of March 31, 2019.
(3) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants.
(4) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions.
(5) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases entered during the periods indicated.

Office Properties Income Trust
Supplemental Operating and Financial Data, March 31, 2020

24

TENANT DIVERSITY AND CREDIT CHARACTERISTICS As of March 31, 2020 Percentage of Total Annualized Rental Income Tenant Industry Tenant Credit Characteristics (1) Real Estate & Financial: 11.7% Retail: 1.1% Manufacturing & Transportation: 7.9% (4) Energy Services: (3) Not Rated: 24.7% 1.0% (2) Government: 38.4% Legal & Consulting: 15.7% Non-Investment Investment Grade: Grade: 13.1% 62.2% Other: 0.5% Technology & Food: 2.1% Communications: 17.8% Education and TENANT DIVERSITY AND CREDIT CHARACTERISTICS TENANT DIVERSITY Social Services: 1.5% Life Sciences and Medical: 2.3% (1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 52.6% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.6% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). (2) Includes the U.S. Government, state governments, municipalities and government contractors. Office Properties Income Trust 25 Supplemental Operating and Financial Data, March 31, 2020

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

OFFICE PROPERTIES INCOME TRUST

As of March 31, 2020

(dollars in thousands)

	Tenant	Credit Rating (1)		Annualized Rental Income	% of Total Annualized Rental Income
1	U.S. Government	Investment Grade	$	145,675	25.0%
2	Shook, Hardy & Bacon L.L.P.	Not Rated		19,199	3.3%
3	State of California	Investment Grade		19,125	3.3%
4	Bank of America Corporation	Investment Grade		16,467	2.8%
5	WestRock Company	Investment Grade		12,864	2.2%
6	F5 Networks, Inc.	Not Rated		12,777	2.2%
7	CareFirst Inc.	Non Investment Grade		11,684	2.0%
8	Northrop Grumman Corporation	Investment Grade		11,320	1.9%
9	Tyson Foods, Inc.	Investment Grade		11,011	1.9%
10	Technicolor SA	Non Investment Grade		10,034	1.7%
11	Commonwealth of Massachusetts	Investment Grade		9,769	1.7%
12	Micro Focus International plc	Non Investment Grade		8,710	1.5%
13	CommScope Holding Company Inc	Non Investment Grade		8,097	1.4%
14	State of Georgia	Investment Grade		7,173	1.2%
15	PNC Bank	Investment Grade		6,902	1.2%
16	ServiceNow, Inc.	Not Rated		6,481	1.1%
17	Allstate Insurance Co.	Investment Grade		6,472	1.1%
18	Compass Group plc	Investment Grade		6,398	1.1%
19	Automatic Data Processing, Inc	Investment Grade		6,047	1.0%
20	Church & Dwight Co., Inc.	Investment Grade		6,019	1.0%
21	Tailored Brands, Inc.	Non Investment Grade		5,898	1.0%
			$	348,122	59.6%

(1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 52.6% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.6% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities were not liable for the payment of rents).

Office Properties Income Trust
Supplemental Operating and Financial Data, March 31, 2020
26

LEASE EXPIRATION SCHEDULE

LEASE EXPIRATION SCHEDULE (1)

OFFICE PROPERTIES INCOME TRUST

As of March 31, 2020

(dollars and sq. ft. in thousands)

Year (2)	Number of Leases Expiring	Leased Square Feet Expiring	% of Total Leased Square Feet Expiring	Cumulative % of Total Leased Square Feet Expiring	Annualized Rental Income Expiring	% of Total Annualized Rental Income Expiring	Cumulative % of Total Annualized Rental Income Expiring
2020	56	1,083	4.8%	4.8%	$ 27,541	4.7%	4.7%
2021	58	2,050	9.0%	13.8%	58,503	10.1%	14.8%
2022	79	2,147	9.4%	23.2%	60,941	10.5%	25.3%
2023	63	2,528	11.1%	34.3%	68,662	11.8%	37.1%
2024	54	3,674	16.1%	50.4%	97,273	16.7%	53.8%
2025	49	2,018	8.9%	59.3%	43,531	7.5%	61.3%
2026	29	1,710	7.5%	66.8%	45,728	7.9%	69.2%
2027	28	1,855	8.1%	74.9%	46,984	8.1%	77.3%
2028	12	872	3.8%	78.7%	25,568	4.4%	81.7%
2029 and thereafter	46	4,851	21.3%	100.0%	106,992	18.3%	100.0%
Total	474	22,788	100.0%		$ 581,723	100.0%	
Weighted average remaining lease term (in years)		5.9			5.6		

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 17 for more information regarding these joint ventures.

(2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets.

Office Properties Income Trust
Supplemental Operating and Financial Data, March 31, 2020
27

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of applicable rules of the SEC, including Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, FFO, Normalized FFO and CAD. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss). We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. Property NOI and Property Cash Basis NOI The calculations of Property net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate Property NOI and Property Cash Basis NOI as shown on page 18 and Same Property NOI and Same Property Cash Basis NOI as shown on page 19. We define Property NOI as income from our rental of real estate less our property operating expenses. Property NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Property Cash Basis NOI as Property NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding Property NOI and Property Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We use Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate Property NOI, Property Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 20. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures. In calculating Adjusted EBITDAre, we adjust for the items shown on page 20 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, and Normalized FFO as shown on page 21. FFO is calculated on the basis defined by Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, but excluding impairment charges on real estate assets, any gain or loss on sale of real estate and equity securities, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO, we adjust for the other items shown on page 21 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP REITs may calculate FFO and Normalized FFO differently than we do. Cash Available for Distribution (CAD) We calculate cash available for distribution, or CAD, as shown on page 21. We define CAD as Normalized FFO minus recurring real estate related capital expenditures and other non-cash and non-recurring items. CAD is among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other real estate companies and REITs may calculate CAD differently than we do. Office Properties Income Trust 28 Supplemental Operating and Financial Data, March 31, 2020

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Adjusted total assets and total unencumbered assets include the original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is the annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of March 31, 2020, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and equity in earnings of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is equal to the gross contract price, includes purchase price adjustments, if any, and excludes closing costs. Leased square feet is pursuant to leases existing as of March 31, 2020, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Same properties for the three months ended March 31, 2020 is based on properties we owned continuously since January 1, 2019; excludes properties classified as held for sale and properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same property cash basis NOI margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI margin is Same Property NOI as a percentage of rental income. Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets is total assets plus accumulated depreciation. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) AND CERTAIN MEASURES FINANCIAL NON-GAAP Office Properties Income Trust 29 Supplemental Operating and Financial Data, March 31, 2020

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Office Properties Income Trust 30 Supplemental Operating and Financial Data, March 31, 2020